Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (the “Registration Rights Agreement”) is made and entered into as of February 3, 2014, by and between SEALED AIR CORPORATION, a Delaware corporation, the Initial Holders (as defined below), and any other Person who later becomes a party to this Registration Rights Agreement by executing and delivering a Joinder Agreement in the form attached as Exhibit A hereto (the “Joinder Agreement”), in connection with the issuance of 18,000,000 shares of Sealed Air Common Stock (as defined below), as more fully set forth in the Settlement Agreement (as defined below).

ARTICLE I

Certain Definitions

All capitalized terms not otherwise defined in this Registration Rights Agreement shall have the meanings ascribed thereto in the Settlement Agreement. As used in this Registration Rights Agreement, the following terms shall have the meanings ascribed to them below:

1.1 “Acquisition Blackout Period” shall have the meaning set forth in Section 2.1(e).

1.2 “Blackout Period” shall have the meaning set forth in Section 2.1(e).

1.3 “Commission” shall mean the Securities and Exchange Commission or any federal agency at the time administering the Securities Act.

1.4 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any federal statute then in effect which has replaced such statute.

1.5 “Holder” shall mean any Person, including any Initial Holder, who is a holder of record or beneficial owner of Registrable Securities for so long as such Person is a holder of record or beneficial owner of any Registrable Securities.

1.6 “Holder Post-Effective Amendment” shall have the meaning set forth in Section 2.1(d).

1.7 “Initial Holder” shall mean any Person to whom Cryovac, Inc. transfers the Settlement Shares on or after the Effective Date.

1.8 “Maximum Blackout Period” shall have the meaning set forth in Section 2.1(e).

1.9 “Piggyback Registration” shall have the meaning set forth in Section 2.2(a).

1.10 “Registrable Securities” shall mean the Settlement Shares and any other securities described in Section 8.1(ii); provided that such securities shall cease to be Registrable Securities (i) when a registration statement registering such Registrable Securities under the Securities Act has been declared or becomes effective and such Registrable Securities have been sold or otherwise transferred by the Holder thereof pursuant to such effective registration statement, (ii) when such Registrable Securities are sold pursuant to Rule 144 or such Registrable Securities are eligible to be sold pursuant to Rule 144 by a person that is not an affiliate (as defined in Rule 144) of Sealed Air Corporation without regard to volume limitations or manner of sale requirements of Rule 144, (iii) on and after the date that is two years after the date that Cryovac, Inc. transfers the Settlement Shares to the Initial Holders, or (iv) when such Registrable Securities shall cease to be outstanding.

1.11 “Rule 144” shall mean Rule 144 promulgated under the Securities Act.

1.12 “Sealed Air Common Stock” shall mean the common stock, par value $0.10 per share, of Sealed Air Corporation.

1.13 “Securities Act” shall mean the Securities Act of 1933, as amended, or any federal statute then in effect which has replaced such statute.

1.14 “Senior Notes” shall have the meaning set forth in Section 2.2(a).

1.15 “Shelf Amendment” shall have the meaning set forth in Section 2.1(e).

1.16 “Shelf Registration Statement” shall have the meaning set forth in Section 2.1(a).

1.17 “Settlement Agreement” shall mean that certain Settlement Agreement and Release, dated November 10, 2003, by and among the Official Committee of Asbestos Personal Injury Claimants, the Official Committee of Asbestos Property Damage Claimants, Sealed Air Corporation, and Cryovac, Inc., as amended by the Order Approving, Authorizing, and Implementing Settlement Agreement by and among the Plaintiffs, Sealed Air Corporation and Cryovac, Inc., dated June 27, 2005, and entered by the United States Bankruptcy Court for the District of Delaware on June 29, 2005, in Case No. 01-01139, Dkt. No. 8742.

1.18 “Settlement Shares” shall mean the shares of Sealed Air Common Stock issued pursuant to the Settlement Agreement, including any additional securities or securities issued in place of Sealed Air Common Stock upon an anti-dilution or other adjustment made pursuant to Section III of the Settlement Agreement.

1.19 “Underwritten Holders” shall have the meaning set forth in Section 2.1(f).

ARTICLE II

Registration Rights

2.1 Shelf Registration.

(a) Subject to Section 2.1(e), following the Effective Date, Sealed Air Corporation will use reasonable best efforts to prepare and file with the Commission as soon as reasonably practicable but not later than the date that is 60 days after the Effective Date, a shelf registration statement on Form S-3 or any other appropriate form under Rule 415 of the Securities Act, or any similar rule that may be adopted by the Commission relating to the offer and sale of all of the Registrable Securities by Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such shelf registration statement (together with all amendments and supplements to such registration statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto, and all material incorporated by reference therein (the “Shelf Registration Statement”).

(b) Sealed Air Corporation is obligated to effect one (1) Shelf Registration Statement. A registration shall not count as the Shelf Registration Statement until the Commission has declared the registration statement filed pursuant to Section 2.1(a) effective.

(c) Subject to Section 2.1(e), Sealed Air Corporation will use reasonable best efforts to file all documents as may be required to cause and to cause the Shelf Registration Statement to be declared effective by the Commission as soon as reasonably practicable in order to permit and facilitate the sale and distribution of the Registrable Securities and to remain effective for a period ending on the date on which there cease to be any Registrable Securities, as contemplated by Section 1.10.

(d) Each Holder of Registrable Securities that wishes to sell Registrable Securities pursuant to the Shelf Registration Statement and the related prospectus agrees to deliver a notice and questionnaire in the form attached hereto as Exhibit B (a “Notice and Questionnaire”) and such other information as Sealed Air Corporation may reasonably require, at least ten (10) business days prior to the intended distribution of such Holder’s Registrable Securities under the Shelf Registration Statement. Notwithstanding the foregoing, Holders will use reasonable best efforts to deliver a Notice and Questionnaire to Sealed Air Corporation within 15 days following the Effective Date or the date that such Holder enters into a Joinder Agreement, as the case may be. Provided that the Shelf Registration Statement has been declared effective, Sealed Air Corporation shall, after a Holder has delivered a Notice and Questionnaire and such other information as Sealed Air Corporation may reasonably require, (i) if required by applicable law, file with the Commission a post-effective amendment to the Shelf Registration Statement (a “Holder Post-Effective Amendment”) and/or prepare and, if required by applicable law, file a supplement to the related prospectus or amendment to any document incorporated therein by reference or file any other required document so that such Holder is named as a selling security holder in the Shelf Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to the purchaser of the Registrable Securities in accordance with applicable law and, if Sealed Air Corporation shall file a Holder Post-Effective Amendment, use reasonable best efforts to cause such Holder Post-Effective Amendment to be declared effective under the Act, (ii) provide such Holder with such number of copies of any documents filed pursuant to the foregoing as the Holder shall reasonably request, and (iii) notify such Holder after the effectiveness of any post-effective amendment filed hereunder; provided, however, that, if the Notice and Questionnaire is delivered during a Blackout Period, Sealed Air Corporation shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Blackout Period.

(e) Notwithstanding anything to the contrary contained in this Registration Rights Agreement, Sealed Air Corporation shall have the right to delay the filing or the effectiveness of the Shelf Registration Statement or to suspend the right of a Holder to sell Registrable Securities under an effective Shelf Registration Statement for a period or periods (each, a “Blackout Period”) which in the aggregate do not exceed 120 days in any 12 month period (the “Maximum Blackout Period”) in the event that (i) Sealed Air Corporation would, in accordance with the reasonable written advice of its counsel, be required to disclose in the prospectus, information not otherwise required by law to be publicly disclosed, or (ii) in the judgment of the Chief Executive Officer of Sealed Air Corporation, there is a reasonable likelihood that such disclosure, or any other action required to be taken in connection with the prospectus, would materially and adversely affect or interfere with any material financing, acquisition, merger, joint venture, disposition of assets (not in the ordinary course of business), corporate reorganization or other similar material transaction involving Sealed Air Corporation, or (iii) a change to the Shelf Registration Statement is required so that, as of such date, the Shelf Registration Statement and prospectus do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (a “Shelf Amendment”). Sealed Air Corporation shall give the Holders of Registrable Securities included in the Shelf Registration Statement written notice of such determination containing a general statement of the reasons for such postponement and an approximation of the anticipated delay, which delay Sealed Air Corporation shall use its reasonable best efforts acting in good faith to limit to the shortest time practicable; and provided, however, that the implementation of any Blackout Period shall be done in good faith, and not for the purpose or intention of impeding any rights of the Holders. Sealed Air Corporation shall promptly provide written notice to the Holders included in the Shelf Registration Statement when the Blackout Period has ended. Notwithstanding anything to the contrary contained in this Section 2.1(e), one or more Blackout Periods may exceed, in the aggregate, the Maximum Blackout Period, if the Maximum Blackout Period is exceeded by a Blackout Period in connection with, arising out of, or resulting from a significant merger, acquisition or divestiture involving Sealed Air Corporation or any of its subsidiaries (an “Acquisition Blackout Period”); provided, however, that, if the Maximum Blackout Period is exceeded as permitted above, Sealed Air Corporation agrees not to commence any further Blackout Periods during the 12-month period in which the Maximum Blackout Period was exceeded, except for (1) a Holder Post-Effective Amendment, (2) an Acquisition Blackout Period, which in no event will commence until the expiration of 60 days following the last day of the last Blackout Period, or (3) a Blackout Period in reasonable duration in order to effectuate a required Shelf Amendment.

(f) (i) Any Holder or Holders who together are the beneficial owners of at least a majority of the then outstanding Registrable Securities and the reasonably anticipated aggregate price to the public, before deducting underwriting commissions, of such Registrable Securities would equal or exceed $75.0 million in the aggregate, may elect to sell such Registrable Securities under the Shelf Registration Statement in an underwritten offering in accordance with the conditions set forth in this Section 2.1(f) (the “Underwritten Holders”). The Underwritten Holders will provide Sealed Air Corporation with written notice of such proposed underwritten offering and in such notice designate a representative for the Underwritten Holders.

In any such underwritten offering, the investment banker or bankers and manager or managers that will administer the offering will be selected by, and the underwriting arrangements with respect thereto will be approved by the Underwritten Holders, subject, in each case, to the consent of Sealed Air Corporation, which consent will not be unreasonably withheld or delayed, and the respective Holders will be responsible for all underwriting commissions and discounts with respect to the Registrable Securities sold by such respective Holders in connection therewith. Sealed Air Corporation shall not be obligated to arrange for more than one underwritten offering pursuant to the Shelf Registration Statement. No Holder may participate in such underwritten offering hereunder unless such Holder (i) agrees to sell the Holder’s Registrable Securities on the basis provided in any underwriting arrangements approved pursuant hereto, and (ii) completes and executes all other questionnaires, powers of attorney, indemnities, underwriting agreements and other documents, including, but not limited to, custody agreements and lock-up agreements, required under the terms of such underwriting arrangements, so long as all Holders participating in such underwritten offering are required to enter into substantially similar custody agreements or lock-up agreements, as the case may be. Except as otherwise set forth herein, all decisions relating to such underwritten offering, including without limitation, the selection of counsel, shall be made by the Underwritten Holders.

(ii) Sealed Air Corporation shall as soon as reasonably practical, after receipt of the written notice from the Underwritten Holders pursuant to Section 2.1(f)(i), give written notice of the intended underwritten offering to all other Holders that are beneficial owners of at least 1,000 Registrable Securities and, subject to Section 2.1(f)(iii). the Underwritten Holders shall cause the managing underwriter(s) to include in such underwritten offering all Registrable Securities requested to be included therein pursuant to the written requests of such Holders and received by the representative for the Underwritten Holders within fifteen (15) days after delivery of the written notice from Sealed Air Corporation. Notwithstanding the foregoing, Sealed Air Corporation shall. not be required to provide the notice required by this Section 2.1(f)(ii) to beneficiaries of any trust, whether or not such beneficiaries are beneficial owners of Registrable Securities, but only to the trustees of such trust, as provided in Section 8.4.

(iii) If the managing underwriter(s) for such underwritten offering advises Sealed Air Corporation and the representative for the Underwritten Holders that the amount of Registrable Securities requested to be included therein exceeds the amount of Registrable Securities that can be sold in such underwritten offering or that the number of shares of Registrable Securities proposed to be included in any such underwritten offering would materially and adversely affect the price per share of Sealed Air Common Stock to be sold in such underwritten offering, the number of Registrable Securities to be included in such underwritten offering shall be the number of shares of Registrable Securities which in the opinion of such managing underwriter(s) can be sold. If the number of shares which can be sold is less than the number of shares of Registrable Securities requested to be included in such underwritten offering, the number of shares to be included for each Holder (including the Underwritten Holders) shall be reduced pro rata on the basis of the number of shares requested to be registered by such Holders or as such Holders may otherwise agree.

2.2 Piggyback Registration.

(a) Following the Effective Date, if (i) the number of Registrable Securities then outstanding is at least one percent (1%) of the outstanding Sealed Air Common Stock or all of the outstanding Registrable Securities cannot then be sold at one time under Rule 144, and (ii) Sealed Air Corporation shall determine to register any shares of Sealed Air Common Stock for its own account in a primary underwritten offering or for the account of other holders of Sealed Air Common Stock in a secondary underwritten offering, on any registration form (other than (i) Form S-4 or (ii) S-8 or (iii) other successor forms, or Form S-3, or any successor form, with respect to the registration of shares of Sealed Air Common Stock into which Sealed Air Corporation’s 3% Convertible Senior Notes due 2033 (the “Senior Notes”) may be converted so long as no other Sealed Air Common Stock is registered thereunder) which permits the inclusion of Registrable Securities held by any Holder (a “Piggyback Registration”), then Sealed Air Corporation will give each Holder that is a beneficial owner of at least 1,000 Registrable Securities written notice thereof and, subject to Section 2.2(c), shall include in such registration all Registrable Securities requested to be included therein pursuant to the written requests of Holders received within 15 days after delivery of Sealed Air Corporation’s notice; provided that each such Holder will also provide such additional information as Sealed Air Corporation may reasonably require, including but not limited to a Notice and Questionnaire. Notwithstanding the foregoing, Sealed Air Corporation shall not be obligated to provide the notice required by this Section 2.2 to beneficiaries of any trust, whether or not such beneficiaries are beneficial owners of Registrable Securities, but only to the trustees of such trust, as provided in Section 8.4. Notwithstanding the provisions of this Section 2.2(a), Sealed Air Corporation shall not be required to include any Registrable Securities (i) on a registration statement on Form S-3 if the registration statement solely relates to the issuance and sale by Sealed Air Corporation from time to time of securities of Sealed Air Corporation or any of its subsidiaries pursuant to Rule 415 of the Securities Act, or (ii) on a registration statement in connection with the reclassification, recapitalization, consolidation or an exchange offer of any Sealed Air Corporation securities.

(b) The right of any Holder to participate in a Piggyback Registration shall be conditioned upon such Holder’s participation in such underwriting in accordance with the terms and conditions thereof. Sealed Air Corporation shall have the right to select the managing underwriter(s) for any underwritten Piggyback Registration. All Holders proposing to distribute their Registrable Securities through such underwriting shall (together with Sealed Air Corporation) enter into an underwriting agreement in customary form, and such other agreements, including, but not limited to, custody agreements and lock-up agreements, requested by the managing underwriters, so long as all Holders participating in such underwritten offering are required to enter into substantially similar custody agreements or lock-up agreements, as the case may be.

(c) If the managing underwriter(s) for such underwritten offering advises Sealed Air Corporation that the amount of securities requested to be included therein exceeds the amount of securities that can be sold in such offering or that the number of shares of

Registrable Securities proposed to be included in any such registration would materially and adversely affect the price per share of Sealed Air Common Stock to be sold in such offering, Sealed Air Corporation shall include in such registration only the number of shares of Registrable Securities which in the opinion of such managing underwriter(s) can be sold. If the number of shares which can be sold is less than the number of shares of Registrable Securities requested to be registered, any securities to be sold by Sealed Air Corporation or other holders of Sealed Air Corporation’s securities which have initiated such offering shall have priority over any Registrable Securities held by Holders, and the number of shares to be included for each Holder and other holders of Sealed Air Corporation’s securities that did not initiate the offering shall be reduced pro rata on the basis of the number of shares requested to be registered by such holders or as such holders may otherwise agree.

(d) Notwithstanding the provisions of this Section 2.2, Sealed Air Corporation shall have the right at any time after it shall have given written notice to the Holders pursuant to Section 2.2 (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, to withdraw the same at any time, or to suspend the right of a Holder to sell Registrable Securities under an effective Piggyback Registration; provided, however, that it is suspending the sale of all securities under such Piggyback Registration.

2.3 Registration Procedures. In the case of each registration effected by Sealed Air Corporation pursuant to this Article II involving the registration of Registrable Securities, Sealed Air Corporation will keep each Holder included in such registration (provided, however, that Sealed Air Corporation shall not be obligated to provide any notice required by this Section 2.3 to beneficiaries of any trust, whether or not such beneficiaries are beneficial owners of Registrable Securities, but only to the trustees of such trust, as provided in Section 8.4, unless such beneficiary is specifically named in the registration statement) advised as to the initiation of such registration and as to the completion thereof. At its expense, Sealed Air Corporation will use reasonable best efforts to:

(a) subject to Sections 2.1(e) and 2.2(d), prepare and file any such registration statement and other documents with the Commission and cause such registration statement to be declared effective as soon as reasonably practicable by the Commission; provided, however, that, before filing such registration statement, Sealed Air Corporation will furnish to one counsel selected by the Holders of a majority of Registrable Securities included in such registration statement copies of such registration statement, which registration statement will be subject to the reasonable review and comment of such counsel;

(b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus included therein (including post-effective amendments, prospectus supplements and pricing supplements) as may be necessary, including, in the case of the Shelf Registration Statement, such amendments and supplements as are necessary to effect and maintain the effectiveness of such Shelf Registration Statement for the period specified in Section 2.1(c) and to effectuate the underwritten offering pursuant to Section 2.1(f); provided, however, that before filing such amendments or supplements, Sealed Air Corporation will furnish to one counsel selected by the Holders of a majority of Registrable Securities included in such Shelf Registration Statement copies of such amendments and supplements (but not including any documents incorporated by reference into the Shelf Registration Statement) proposed to be filed, which amendments and supplements will be subject to the reasonable review and comment of such counsel;

(c) (i) register or qualify the Registrable Securities to be included in such registration statement under such state securities laws or blue sky laws of such jurisdictions as any Holder of such Registrable Securities and each placement or sales agent, if any, therefor and underwriter, if any, thereof shall reasonably request; provided, however, that Sealed Air Corporation shall not be required to take any action to have the Registrable Securities registered with or approved by any governmental agency or authority outside of the United States, and (ii) take any and all other actions as may be reasonably necessary or advisable to enable each such Holder, agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that Sealed Air Corporation shall not be required to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 2.3(c), or (2) consent to general service of process or taxation in any such jurisdiction;

(d) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as any Holder from time to time may reasonably request;

(e) notify the Holders of Registrable Securities included in the registration statement, the sales or placement agent, if any, therefor and the managing underwriter or underwriters, if any, thereof, (i) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and with respect to such registration statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement, (iii) of the receipt by Sealed Air Corporation of any notification with respect to the suspension of the qualification of the Registrable Securities for the sale in any jurisdiction, (iv) at any time when a prospectus is required to be delivered under the Securities Act, that such registration statement, prospectus, prospectus amendment or supplement or post-effective amendment, or any document incorporated by reference in any of the foregoing, contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, (v) of the occurrence of any Blackout Period; or (vi) the withdrawal of any Piggyback Registration or the suspension of the right of any Holder to sell Registrable Securities under an effective Piggyback Registration;

(f) if requested by any managing underwriter or underwriters, any placement or sales agent or any Holder of Registrable Securities included in the registration statement, incorporate in a prospectus supplement or post-effective amendment (i) such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent or such Holder specifies should be included therein relating to the terms of the sale of such Registrable Securities, including, without limitation, information with respect to the principal amount of Registrable Securities being sold by such Holder or agent or to any underwriters, the name and description of such Holder, agent or underwriter, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Securities to be sold by such Holder or agent or to such underwriters, and (ii) such additional information regarding Sealed Air Corporation that would be required if such underwritten offering was made pursuant to a registration statement on Form S-1; provided, however, that the inclusion of such information will only be made following the reasonable request of the managing underwriter(s) of an underwritten offering pursuant to Section 2.1(f);

(g) cause all Registrable Securities to be listed on the New York Stock Exchange and each other securities exchange, if any, on which the Sealed Air Common Stock is then listed or, if the Sealed Air Common Stock is not listed on any such exchange, to be listed on the New York Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market;

(h) in the case of an underwritten offering pursuant to Section 2.1(f) of the Registration Rights Agreement, (i) enter into such customary agreements (including underwriting agreements in customary form) and take such other actions as the underwriters reasonably request in order to expedite or facilitate the disposition of the underwritten Registrable Securities (including, making members of senior management of Sealed Air Corporation available to participate in, and cause them to reasonably cooperate with the underwriters in connection with “roadshow” and other customary marketing activities), (ii) obtain opinions of counsel to Sealed Air Corporation addressed to the underwriters in customary form, covering such matters as are customarily covered by opinions requested in underwritten offerings, and (iii) obtain “comfort” letters and updates thereof from Sealed Air Corporation’s independent certified public accountants addressed to the underwriters, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters to underwriters in underwritten offerings;

(i) make available for inspection by a representative of the Underwritten Holders, any underwriter of such sale, and any attorney or accountant retained by such Underwritten Holders or underwriters, at reasonable times and places, all financial and other records, information and documents and properties of Sealed Air Corporation, other than those subject to an attorney-client or other privilege, that are pertinent to the registration statement filed in connection with such sale; provided, however, that the foregoing persons shall enter into a confidentiality agreement in form and substance reasonably satisfactory to Sealed Air Corporation (it being agreed that such confidentiality agreement will include an agreement not to buy or sell any securities of Sealed Air Corporation while such person is in possession of material non-public information) with respect to confidential records, information and documents. Sealed Air Corporation will cause its officers and relevant employees to be available at reasonable times and places for discussions regarding the foregoing information and documents (subject to the confidentiality agreement requirements described above) of Sealed Air Corporation with any such representative, underwriter, attorney or accountant in connection with such registration statement and to otherwise reasonably cooperate in connection with the due diligence investigation undertaken by any of them;

(j) not effect any distribution or public sale of Sealed Air Common Stock during the 60 day period beginning on the date of the underwriting agreement entered into in connection with an underwritten offering pursuant to Section 2.1(f) of this Registration Rights Agreement (except, as part of such underwritten offering if permitted by the managing underwriter(s) of such offering, in their sole discretion, or pursuant to registrations on Form S-8 or S-4 or any successor form thereto, upon the exercise of any convertible securities of Sealed Air Corporation, or in connection with contributions to profit sharing or similar plans, payment for services in shares of Sealed Air Common Stock, or the sale of Sealed Air Common Stock issuable upon conversion of the Senior Notes) unless the managing underwriter(s) for such offering otherwise agree;

(k) pay all costs and expenses in connection with Sealed Air Corporation’s complying with the terms hereof, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, accounting fees, fees and expenses for listing the Registrable Securities on each securities exchange on which similar securities issued by Sealed Air Corporation are then listed, the expenses of Sealed Air Corporation in providing the notice required by Section 2.1(f)(ii), blue sky fees and expenses, and fees and disbursements of counsel for Sealed Air Corporation, but excluding underwriting discounts and selling commissions relating to the Registrable Securities, and excluding the fees and expenses of any attorney, accountant or any other advisor retained by any Holder or, in an underwritten offering pursuant to Section 2.1(f), by any underwriter of such offering.

(l) otherwise comply with the Securities Act and all applicable rules and regulations of the Commission and the securities exchange on which the Registrable Securities are listed.

2.4 Delivery of Prospectus Supplement. In the event that (a) Sealed Air Corporation would be required, pursuant to Section 2.3(e)(iv) above, to notify the selling Holders of Registrable Securities, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, or (b) a Holder would be required to notify Sealed Air Corporation and such Holder provides Sealed Air Corporation with the information required by Section 2.5(b), Sealed Air Corporation shall as promptly as practicable prepare and furnish to each such Holder, to each placement or sales agent, if any, and to each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to initial purchasers of Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each Holder of Registrable Securities agrees that upon receipt of any notice from Sealed Air Corporation pursuant to Section 2.3(e), other than Section 2.3(e)(i), or if such Holder would be required to notify Sealed Air Corporation pursuant to Section 2.5(b), such Holder shall forthwith discontinue the disposition of Registrable Securities pursuant to the registration statement applicable to such Registrable Securities until such Holder shall have received copies of such amended or supplemented prospectus, or until such time as otherwise advised by Sealed Air Corporation, and if so directed by Sealed Air Corporation, such Holder shall deliver to Sealed Air Corporation, all copies, other than permanent file copies, then in such Holder’s possession of the prospectus covering such Registrable Securities at the time of receipt of such notice.

2.5 Furnishing Information by the Holders.

(a) Sealed Air Corporation may require each Holder of Registrable Securities as to which any registration is being effected to furnish to Sealed Air Corporation such information regarding such Holder and such Holder’s intended method of distribution of such Registrable Securities and such other information as Sealed Air Corporation may from time to time reasonably request

(b) Each such Holder agrees to promptly notify Sealed Air Corporation of any inaccuracy or change in information previously furnished by such Holder to Sealed Air Corporation or of the occurrence of any event as a result of which any prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such Holder or such Holder’s intended method of distribution of such Registrable Securities or omits to state any material fact regarding such Holder or such Holder’s intended method of distribution of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish information so required so that such prospectus shall not contain, with respect to such Holder or the distribution of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

2.6 Indemnification.

(a) Sealed Air Corporation will indemnify each Holder whose Registrable Securities are to. be included in a registration pursuant to this Article II, each of such Holder’s officers, directors, partners, trustees, agents, employees and representatives and each person controlling such Holder within the meaning of Section 15 of the Securities Act, and each underwriter, if any, of such Registrable Securities and each person who controls such underwriter with respect to each registration, qualification or compliance effected pursuant to this Article II against all expenses, claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement or alleged untrue statement of a material fact contained in any registration statement, any amendment thereto, or any other document incorporated by reference therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any prospectus, or any amendment thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, and will reimburse such indemnified persons for any reasonable legal and other expenses reasonably incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action; provided, however, that Sealed Air Corporation will not be liable in any such case to a Holder to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished in writing to Sealed Air Corporation by a Holder and provided for use in such registration statement, prospectus or any other document or the Holder delivered a registration or prospectus in violation of Section 2.4 hereof after written notice was provided by Sealed Air Corporation as provided in Section 2.4. It is agreed that the indemnity agreement contained in this Section 2.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Sealed Air Corporation (which consent shall not be unreasonably withheld or delayed).

(b) Each Holder whose Registrable Securities are included in any registration effected pursuant to this Article II shall indemnify Sealed Air Corporation, each of its directors, officers, agents, employees and representatives, and each Person who controls Sealed Air Corporation within the meaning of Section 15 of the Securities Act, each other such Holder and each of their officers, directors, partners, agents, employees and representatives and each person controlling such Holder, and each underwriter, if any, of such Registrable Securities and each Person who controls any such underwriter, against all expenses, claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement or alleged untrue statement of a material fact contained in any registration statement, any amendment thereto, or any other document incorporated by reference therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any prospectus, or any amendment thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, and will reimburse such indemnified persons for any reasonable legal or other expenses reasonably incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement or omission is made in such registration statement, prospectus or any other document in reliance upon and in strict conformity with written information furnished to Sealed Air Corporation by such Holder and provided specifically for use therein; provided, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld or delayed); provided, further and notwithstanding anything to the contrary contained herein, that a Holder shall not be obligated to pay (i) any indemnification claims to the extent and after the amount of such indemnification claims in the aggregate paid by such Holder exceeds the gross proceeds in connection with the sale of such Holder’s Registrable Securities with respect to which the indemnification claims arose or (ii) more than his, her or its pro rata share of any indemnification claim based upon the gross proceeds in connection with the sale of such Holder’s Registrable Securities with respect to which the indemnification claim arose as a percentage of the aggregate gross proceeds received by all of the Holders in connection with such sale.

(c) Each party entitled to indemnification under this Section 2.6 (the “Indemnified Party”) shall give prompt written notice to the party required to provide indemnification (the “Indemnifying Party”) after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld or delayed), and the Indemnified Party may participate in such defense with counsel reasonably acceptable to the Indemnifying Party at the Indemnified Party’s expense, and provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.6 to the extent such failure is not materially prejudicial. No Indemnifying Party in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include an unconditional release of such Indemnified Party from all liability in respect of such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

(d) If the indemnification provided for in this Section 2.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such. loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the foregoing, a Holder shall not be obligated to pay (i) any contribution claims to the extent and after the amount of such contribution claims in the aggregate paid by such Holder exceeds the gross proceeds in connection with the sale of such Holder’s Registrable Securities with respect to which the contribution claims arose or (ii) more than his, her or its pro rata share of any contribution claim based upon the gross proceeds in connection with the sale of such Holder’s Registrable Securities with respect to which the contribution claim arose as a percentage of the aggregate gross proceeds received by all of the Holders in connection with such sale.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in an underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

2.7 Non-Affiliate Status. As of the Effective Date and to the best of Sealed Air Corporation’s knowledge, including Sealed Air Corporation’s assumption, without any investigation, that no Holder beneficially owns as of the Effective Date any securities of Sealed Air Corporation other than Registrable Securities, Sealed Air Corporation hereby acknowledges and agrees that the Holders’ beneficial ownership of the Registrable Securities does not and will not (as of the Effective Date) cause any of the Holders to be an “affiliate” of Sealed Air Corporation as defined in Rule 144.

ARTICLE III

Representations, Warranties and Covenants

3.1 Representations Warranties and Covenants of Holders.

(a) Each Holder represents and warrants to, and agrees with Sealed Air Corporation that such Holder, if not an individual, has the corporate, limited liability company, trust or partnership power and authority, as the case may be, to enter into this Registration Rights Agreement and to perform its obligations hereunder.

(b) Each Holder represents and warrants to, and agrees with Sealed Air Corporation that all necessary corporate, limited liability company, trust or partnership action, as the case may be, has been taken by the such Holder with respect to the execution and delivery of this Registration Rights Agreement and the performance of its obligations hereunder, and this Registration Right Agreement constitutes a valid and binding obligation of such Holder enforceable against it in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally, (ii) the remedy of specific performance and injunctive and other forms of equitable relief which may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be instituted, and (iii) applicable law and public policy as to rights of indemnification and contribution.

(c) Each Holder represents and warrants to and agrees with Sealed Air Corporation that such Holder will (i) not offer to sell, sell or otherwise dispose of any Registrable Securities except (A) pursuant to an effective registration statement under the Securities Act that covers the Registrable Securities being disposed of, (B) in compliance with Rule 144, or (C) in a transaction that, in the opinion of counsel satisfactory to Sealed Air Corporation, does not require registration of such Registrable Securities under the Securities Act, (ii) during the time when such Holder is offering Registrable Securities for sale, not engage in any stabilization activity in connection with any of Sealed Air Corporation’s securities, (iii) cause to be furnished to any purchaser of the Registrable Securities and to the broker-dealer, if any, through whom Registrable Securities may be offered, a prospectus in compliance with and if then required by the Securities Act, (iv) not bid for or purchase any Sealed Air Corporation securities or any rights to acquire such securities, or attempt to induce any person to purchase any such securities or any rights to acquire such securities, in each case, other than as permitted under the Exchange Act, and (v) upon the reasonable request of Sealed Air Corporation from time to time, advise Sealed Air Corporation from time to time of the number of Registrable Securities that such Holder has sold or otherwise disposed of.

(d) Each Holder represents and warrants to and agrees with Sealed Air Corporation that such Holder is acquiring the Settlement Shares for its own account for investment and not with a view toward distribution in a manner which would violate the Securities Act.

(e) Each Holder represents and warrants to and agrees with Sealed Air Corporation that such Holder and their respective transferees will comply with all filing and other reporting obligations under all applicable laws which shall be applicable to such Holder with respect to the Settlement Shares.

(f) In the event such Holder makes any disposition of Registrable Securities other than pursuant to an effective registration statement or in compliance with an exemption from registration under the Securities Act, such Holder will indemnify and hold harmless Sealed Air Corporation and each of its directors, officers, agents, employees and representatives, and each person who controls Sealed Air Corporation within the meaning of Section 15 of the Securities Act, from and against all expenses, claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) for which they, or any one of them, shall be or become liable under the Securities Act or otherwise as a result of such disposition, and will reimburse such indemnified persons for any legal or other expenses incurred in connection with investigating or defending any such claim, loss, damage, liability or action arising out of or based on any distribution or resale of such Registrable Securities, or any part thereof, by such Holder in violation of the Securities Act, or in breach of the representations set forth above (it being understood that such Holder shall have the right to participate, at such Holder’s expense, in the defense of any such claim).

3.2 Representations, Warranties and Covenants of Sealed Air Corporation.

(a) Sealed Air Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority (corporate and other) to enter into this Registration Rights Agreement and to perform its obligations hereunder.

(b) All necessary and appropriate corporate action has been taken by Sealed Air Corporation with respect to the execution and delivery of this Registration Rights Agreement and the performance of its obligations hereunder, and this Registration Rights Agreement constitutes a valid and binding obligation of Sealed Air Corporation enforceable against it in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditor’s rights generally, (ii) the remedy of specific performance and injunctive and other forms of equitable relief which may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be instituted, and (iii) applicable law and public policy as to rights of indemnification and contribution.

(c) There is no claim, litigation, action, suit, proceeding, investigation or inquiry, administrative or judicial, pending or, to the best knowledge of Sealed Air Corporation, threatened against Sealed Air Corporation, at law or in equity, before any federal, state or local court or regulatory agency or other governmental authority which, individually or in the aggregate, is reasonably likely to have, individually or in the aggregate, a material adverse effect on Sealed Air Corporation’s ability to perform fully and timely its agreements and obligations hereunder, other than pursuant to, in connection with, or arising out of, the Action or the Debtors’ petitions for relief under Chapter 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware.

(d) Neither the execution and delivery of this Registration Rights Agreement by Sealed Air Corporation nor the performance by Sealed Air Corporation of its obligations hereunder will (i) conflict with or result in a breach of any provision of Sealed Air Corporation’s certificate of incorporation or bylaws or (ii) require any consent, approval, declaration, order or authorization of, or registration or filing with, any third party, court or governmental body or other agency, instrumentality or authority by or with respect to Sealed Air Corporation, other than filings with the Commission, any filing with or notice to any state securities regulator, and any filing with or notice to the New York Stock Exchange or such other primary exchange or quotations system on which the Sealed Air Common Stock is then listed or quoted, and other than pursuant to, in connection with, or arising out of, the Action or the Debtors’ petitions for relief under Chapter 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware.

(e) Sealed Air Corporation has satisfied all the requirements necessary and is eligible to register the Registrable Securities on Form S-3.

ARTICLE IV

Legends

4.1 Legends.

(a) Unless (i) Sealed Air Corporation shall have obtained an opinion of counsel reasonably satisfactory to it that such legend is not or is no longer necessary under the Securities Act or to the effect that the Registrable Securities may lawfully be disposed of without registration or qualification or, in connection with the sale of such Registrable Securities, such legend can be removed, or (ii) such Registrable Securities are sold in compliance with Rule 144 and Sealed Air Corporation receives documentation indicating such compliance, or (iii) such Registrable Securities are sold pursuant to an effective registration statement, the certificates representing the Registrable Securities shall bear a legend in substantially the following form:

“The shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended, but have been issued or transferred pursuant to an exemption from registration thereunder. No transfer or assignment of such shares shall be valid or effective and the issuer shall not be required to give any effect to any transfer of attempted transfer or assignment of these shares, including, without limitation, a transfer by operation of law unless (a) the issuer shall first have obtained an opinion of counsel reasonably satisfactory to it that the shares may be transferred without registration under the Securities Act, (b) the shares are sold in compliance with Rule 144 under such Act and the issuer is given documentation indicating such compliance, or (c) the shares are registered under such Act.

The shares represented by this Certificate are subject to a Registration Rights Agreement dated as of February 3, 2014. Pursuant to such Registration Rights Agreement, the shares represented by this Certificate may not be transferred, distributed or otherwise disposed of to any person or entity, other than pursuant to an effective registration statement or Rule 144, unless the aggregate amount of shares being transferred, distributed or otherwise disposed of to such person or entity equals or exceeds 1,000 shares. Under no circumstances shall the shares represented by this Certificate be divided into fractional shares.”

(b) Each Holder agrees that Sealed Air Corporation may give stop transfer orders as may be necessary or desirable to its transfer agent to implement or reflect the provisions of this Section 4.1.

ARTICLE V

Joinder Agreement

On or after the Effective Date, Cryovac, Inc. shall transfer the Settlement Shares to the Initial Holders. If at any time thereafter a Holder, including an Initial Holder, desires to sell, transfer, distribute, pledge, encumber or otherwise dispose of such Holder’s Registrable Securities other than pursuant to the Shelf Registration Statement, the Piggyback Registration, Rule 144 or such other exemption from registration pursuant to which, in the opinion of counsel to Sealed Air Corporation, the restrictive legend on the certificate representing the Registrable Securities may be removed, then as a condition to such transaction, the recipient of the Registrable Securities shall be required to become a party to this Registration Rights Agreement by executing and delivering a Joinder Agreement to Sealed Air Corporation. Notwithstanding any other provision contained in this Registration Rights Agreement, (i) in no event will such Holders’ Registrable Securities be divided into fractional shares, and (ii) no Holder may transfer, distribute or otherwise dispose of any Registrable Securities to any person or entity, other than pursuant to the Shelf Registration Statement, the Piggyback Registration, Rule 144 or such other exemption from registration pursuant to which, in the opinion of counsel to Sealed Air Corporation, the restrictive legend on the certificate representing the Registrable Securities may be removed, unless the aggregate amount of Registrable Securities so transferred, distributed or otherwise disposed to such person or entity equals or exceeds 1,000 shares.

ARTICLE VI

Termination

This Registration Rights Agreement shall terminate immediately following the moment at which there exist no securities that constitute Registrable Securities; provided, however, that Article III and Sections 2.6, 8.5, 8.9 and 8.12 shall survive indefinitely.

ARTICLE VII

Rule 144 Requirements

For so long as there are any securities that constitute Registrable Securities, Sealed Air Corporation agrees to: (a) make and keep public information available, as those terms are understood and defined in Rule 144; (b) use reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of Sealed Air

Corporation under the Exchange Act; and (c) furnish to any Holder upon its written request, a written statement by Sealed Air Corporation as to its compliance with the information requirements of Rule 144 and of the reporting requirements of the Exchange Act, a copy of the most recent annual or quarterly report of Sealed Air Corporation, and such other publicly available reports and documents of Sealed Air Corporation as such Holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any of the Registrable Securities without registration.

ARTICLE VIII

Miscellaneous

8.1 Recapitalization, Exchanges, etc. Affecting the Sealed Air Common Stock. The provisions of this Registration Rights Agreement shall apply to the full extent set forth herein with respect to (i) the Registrable Securities, and (ii) any and all shares of capital stock of Sealed Air Corporation or any successor or assign of Sealed Air Corporation (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution for the Registrable Securities, by reason of any stock dividend, split, reverse split, combination, recapitalization, reclassification, merger, consolidation, subdivision, sale of assets or otherwise. In the event of any change in the capitalization of Sealed Air Corporation as a result of any stock dividend, split, reverse split, combination, recapitalization, reclassification, merger, consolidation, subdivision, sale of assets or otherwise, the provisions of this Registration Rights Agreement shall be appropriately adjusted.

8.2 Joint Authorship; Construction. All parties agree that the terms of this Registration Rights Agreement were drafted jointly by counsel for the parties following extensive arm’s length negotiations. In the event there arises an ambiguity or question of intent or interpretation of this Registration Rights Agreement or any provision thereof, the Registration Rights Agreement (and each of its provisions) shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Registration Rights Agreement.

8.3 Amendment; Waiver. No provision of this Registration Rights Agreement may be amended, modified, terminated or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the prior written consent of Holders of a majority of the then outstanding Registrable Securities (as constituted on the date of such amendment, modification, termination or supplement of, or waivers or consents to departures from, the terms hereof); provided, however, that the consent or agreement of Sealed Air Corporation shall be required with regard to any amendment, modification, termination or supplement of, or waivers or consents to departures from, the terms hereof, which affect Sealed Air Corporation’s obligations hereunder; and provided, further, that the consent or agreement of the Cryovac 524(g) Trusts that are the beneficial owners of at least 1% of the then outstanding Registrable Securities shall be required with regard to any amendment, modification, termination or supplement of, or waivers or consents to departures from, the terms hereof, if the Cryovac 524(g) Trusts that are the beneficial owners of at least 1% of the then outstanding Registrable Securities are also the beneficial owners, in the aggregate, of at least one-third of the then outstanding Registrable Securities.

No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

8.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt if (i) mailed by certified or registered mail, return receipt requested, postage paid, (ii) sent by Federal Express or other express courier, fee prepaid, (iii) sent via facsimile with receipt confirmed, or (iv) delivered personally, addressed as follows or to such other address or addresses of which the respective party shall have notified the other pursuant to the terms of this Section 8.4.

if to Sealed Air Corporation:

Sealed Air Corporation

200 Riverfront Boulevard

Elmwood Park, New Jersey 07407

Attention:	General Counsel and Secretary
Facsimile:	(201) 703-4170

with copies to:

Sealed Air Corporation

200 Riverfront Boulevard

Elmwood Park, New Jersey 07407

Attention:	Chief Financial Officer
Facsimile:	(201) 703-4170

- and –

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, New York 10036

Attention:	Laura A. Kaufmann Belkhayat
Adam G. Waitman
Facsimile:	(212) 735-2000

if to an Initial Holder:

B. Thomas Florence

Executive Director, WRG Asbestos PI Trust

c/o ARPC

1220 19th Street NW, Suite 700

Washington, D.C. 20036

Facsimile: (202) 797-3619

t.florence@arpc.com

with copies to:

James C. Melville

Kaplan, Strangis and Kaplan, P.A.

5500 Wells Fargo Center

Minneapolis, MN 55402

Facsimile: (612) 375-1143

jcm@kskpa.com

- and -

Edward E. Steiner

Keating Muething & Klekamp PLL

One East Fourth Street, Suite 1400

Cincinnati, OH 45202

Facsimile: (513) 579-6457

ESteiner@KMKLAW.com

if to a subsequent Holder of Registrable Securities, at the address set forth on such Holder’s Joinder Agreement; provided, however, that in the case of any subsequent Holder that is a trust, such trust shall designate one trustee to receive any and all notices.

8.5 Applicable Law. This Registration Rights Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to its provisions on conflicts of laws principles thereof. Nothing in this Registration Rights Agreement shall preclude any action to enforce any of the terms of this Registration Rights Agreement; provided, however, that any such action shall be brought exclusively in the court in which the Action is pending or, if the Action is no longer pending, in the United States Bankruptcy Court for the District of Delaware or, if the United States Bankruptcy Court for the District of Delaware fails to submit to jurisdiction in any such action, then exclusively in any federal or state court within the State of Delaware, and each of the parties hereto agrees that process may be served upon them in any manner authorized by the laws of the State of Delaware for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction and such process.

8.6 Headings. The article and section headings contained in this Registration Rights Agreement are solely for the purpose of reference, are not part of the agreement of the parties, and shall not, in any way, define, limit, extend, or otherwise affect the scope, meaning, intent, or interpretation of this Registration Rights Agreement or any provision thereof.

8.7 Entire Agreement. This Registration Rights Agreement (as amended, modified, or supplemented) sets forth the sole and entire agreement among the parties with respect to its subject matter. This Registration Rights Agreement supersedes any prior agreement, understanding, or undertaking (written or oral) by and between the parties regarding the subject matter of this Registration Rights Agreement.

8.8 Counterparts. This Registration Rights Agreement may be executed in any number of identical counterparts, any of which may contain the signatures of less than all parties and all of which together shall constitute a single agreement.

8.9 Attorneys’ Fees. The prevailing party in any dispute shall be entitled to recover from the other party all of its costs and expenses incurred in connection with the enforcement of its rights hereunder or thereunder, including reasonable attorneys’ and paralegals’ fees and costs incurred before and at trial, at any other proceeding, at all tribunal levels and whether or not suit or any other proceeding is brought.

8.10 Severability. If any term or provision of this Registration Rights Agreement shall to any extent be invalid or unenforceable, the remainder of this Registration Rights Agreement shall not be affected thereby, and each term and provision of this Registration Rights Agreement shall be valid and enforceable to the fullest extent permitted by law. Upon the determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Registration Rights Agreement so as to effect their original intent as closely as possible in an acceptable manner to the end that the agreements and obligations contemplated hereby are fulfilled to the extent possible.

8.11 Binding Effect. This Registration Rights Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors, legal representatives, heirs and permitted assigns, including, without limitation, all successors and assigns of Sealed Air Corporation, whether by merger, consolidation, reorganization, sale of assets or otherwise

8.12 Remedies. Any Person having rights under any provision of this Registration Rights Agreement shall be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Registration Rights Agreement and to exercise all other rights granted by law or equity. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Registration Rights Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction set forth in Section 8.5 (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Registration Rights Agreement.

* * *

IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

SEALED AIR CORPORATION

By:	/s/ Carol P. Lowe
	Name:	Carol P. Lowe
	Title:	Senior Vice President and
Chief Financial Officer

[Signature Page to Registration Rights Agreement]

INITIAL HOLDERS:

WRG Asbestos PI Trust

By:	/s/ Lewis R. Sifford
	Name:	Lewis R. Sifford
	Title:	Trustee

By:	/s/ Harry Huge
	Name:	Harry Huge
	Title:	Trustee

By:	/s/ Dean M. Trafelet
	Name:	Dean M. Trafelet
	Title:	Trustee

[Signature Page to Registration Rights Agreement]

EXHIBIT A

JOINDER AGREEMENT

            , 20

Sealed Air Corporation

200 Riverfront Boulevard

Elmwood Park, New Jersey 07407

Ladies and Gentlemen:

Reference is made to the registration rights agreement (“Registration Rights Agreement”) dated as of February 3, 2014 (the “Registration Rights Agreement”), by and between Sealed Air Corporation, a Delaware corporation, the Initial Holders, and any other Person who later becomes a party to the Registration Rights Agreement by executing this joinder agreement (the “Joinder Agreement”), in connection with the issuance of 18,000,000 shares of Sealed Air Common Stock, as more fully set forth in the Settlement Agreement (as defined in the Registration Rights Agreement). All capitalized terms not otherwise defined in this Joinder Agreement shall have the meanings ascribed thereto in the Registration Rights Agreement.

1. Joinder. The undersigned Holder hereby (i) acknowledges that it has received and reviewed a complete copy of the Registration Rights Agreement, and (ii) agrees that, upon execution of this Joinder Agreement, it shall become a party to the Registration Rights Agreement and shall be fully bound by, and subject to, all of the terms, conditions, representations, warranties and other provisions of the Registration Rights Agreement with all attendant rights, duties and obligations stated therein, with the same force and effect as if the undersigned Holder executed the Registration Rights Agreement on the date thereof.

2. Representations, Warranties and Agreements of the Holder. The undersigned Holder represents and warrants to, and agrees with Sealed Air Corporation, on and as of the date hereof that such Holder, if not an individual, has the corporate, limited liability company, trust or partnership power and authority, as the case may be, to execute and deliver this Joinder Agreement and all corporate, limited liability company, trust or partnership action, as the case may be, required to be taken by it for the due and proper authorization, execution, delivery and performance of this Joinder Agreement and the consummation of the transactions contemplated hereby has been duly and validly taken; this Joinder Agreement has been duly authorized, executed and delivered by such Holder and constitutes a valid and legally binding agreement of such Holder enforceable against such Holder in accordance with its terms.

3. Transfer Registrations. The undersigned Holder acknowledges and agrees that (i) in no event will such Holder’s Registrable Securities be divided into fractional shares, and (ii) such Holder may not transfer, distribute or otherwise dispose of any Registrable Securities to any person or entity, other than pursuant to the Shelf Registration Statement, the Piggyback Registration or Rule 144, unless the aggregate amount of such Registrable Securities so transferred, distributed or otherwise disposed to such person or entity, equals or exceeds 1,000 shares.

A-1

4. Successors and Assigns. Except as otherwise provided herein, this Joinder Agreement shall bind and inure to the benefit and be enforceable by Sealed Air Corporation and its successors, heirs and assigns and the undersigned Holder and its successors, legal representatives, heirs and assigns so long as they hold any Registrable Securities.

5. Applicable Law. This Joinder Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to its provisions on conflicts of laws principles.

6. Counterparts. This Joinder Agreement may be executed in any number of identical counterparts, any of which may contain the signatures of less than all parties and all of which together shall constitute a single agreement.

7. Amendments. No amendment or waiver of any provision of this Joinder Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

8. Headings. The section headings contained in this Joinder Agreement are solely for the purpose of reference, are not part of the agreement of the parties, and shall not, in any way, define, limit, extend, or otherwise affect the scope, meaning, intent, or interpretation of this Joinder Agreement or any provision hereof.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon this Joinder Agreement will become a binding agreement between the undersigned Holder and Sealed Air Corporation in accordance with its terms.

HOLDER:

By:
Name:
Title:

Number of Registrable Securities:

Address:

Facsimile:

Attorney:

[Signature Page to Joinder Agreement]

EXHIBIT B

Selling Securityholder Notice and Questionnaire

The undersigned Holder of shares of Sealed Air Common Stock (as defined in the Registration Rights Agreement, dated as of February 3, 2014 (the “Registration Rights Agreement”), by and between Sealed Air Corporation, the Initial Holders (as defined in the Registration Rights Agreement) and any other Person that becomes a party to the Registration Right Agreement by executing and delivering a Joinder Agreement) that are Registrable Securities understands that Sealed Air Corporation has or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement for the registration and resale under the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement or the Piggyback Registration, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to the purchaser of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions, as described below). Beneficial owners, who beneficially own Registrable Securities at the time of the filing of the Shelf Registration Statement or the Piggyback Registration, as applicable, are required to complete and deliver this Notice and Questionnaire prior to the effectiveness of the Shelf Registration Statement or the Piggyback Registration, as applicable, so that such beneficial owners may be named as selling securityholders in the related prospectus at the time of effectiveness. Upon receipt of a completed Notice and Questionnaire from a Person that enters into a Joinder Agreement following the effectiveness of a registration statement filed pursuant to Article II of the Registration Rights Agreement, Sealed Air Corporation will file such amendments to such registration statement or supplements to the related prospectus as are necessary to name such beneficial owner as a selling securityholder and to permit such Holder to deliver such prospectus to the purchaser of Registrable Securities if such Registrable Securities were initially included in such registration statement.

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement, the Piggyback Registration and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement or the Piggyback Registration, as applicable, and the related prospectus.

Notice

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby gives notice to Sealed Air Corporation of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Shelf Registration Statement or the Piggyback Registration, as applicable. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

The undersigned hereby provides the following information to Sealed Air Corporation and represents and warrants that such information is accurate and complete:

Questionnaire

1.	(a)	Full legal name of Selling Securityholder:

	(b)	Full legal name of registered holder (if not the same as (a) above) through which registrable securities listed in (3) below are held:

	(c)	Full legal name of DTC participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in (3) below are held:

2.	Address for notices to Selling Securityholder:

Telephone:
Fax:
Contact Person:

3.	Beneficial ownership of Registrable Securities:

	(a)	Type and principal amount of Registrable Securities beneficially owned:

	(b)	CUSIP No(s). of such Registrable Securities beneficially owned:

4.	Beneficial ownership of Sealed Air Corporation securities owned by the Selling Securityholder:

Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of Sealed Air Corporation other than the Registrable Securities listed above in Item (3).

(a) Type and amount of other securities beneficially owned by the Selling Securityholder:

(b) CUSIP No(s). of such other securities beneficially owned:

5.	Relationship with Sealed Air Corporation:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with Sealed Air Corporation (or their predecessors or affiliates) during the past three years.

State any exceptions here:

6.	Plan of distribution:

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Shelf Registration Statement or the Piggyback Registration, as applicable, only as follows( if at all): such Registrable Securities may be sold from time to time directly by the undersigned or alternatively, through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters or broker-dealers, the Selling Securityholder will be responsible for underwriting discounts or commissions or agent’s commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services, or in the over-the-counter market, such as privately negotiated transactions, or (iv) through the writing of options. In connection with sales of Registrable Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

The undersigned acknowledges that it understands its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Shelf Registration Statement or the Piggyback Registration, as applicable. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The Selling Securityholder hereby acknowledges its representations, warranties and obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein.

Pursuant to the Registration Rights Agreement, Sealed Air Corporation has agreed under certain circumstances to indemnify the Selling Securityholder against certain liabilities.

In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement or the Piggyback Registration, as applicable, the undersigned agrees to promptly notify Sealed Air Corporation of any inaccuracies or changes in the information provided herein, including but not limited to, if required by law, the identity of any underwriter, broker-dealer or agent involved in the distribution of the Registrable Securities, that may occur subsequent to the date hereof at any time while the Shelf Registration Statement or the Piggyback Registration, as applicable, remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement or the Piggyback Registration, as applicable, and the related prospectus. The undersigned understands that such information will be relied upon by Sealed Air Corporation in connection with the preparation or amendment of the Shelf Registration Statement or the Piggyback Registration, as applicable, and the related prospectus.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

HOLDER

By:
Name:
Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO SEALED AIR CORPORATION AT:

Sealed Air Corporation

200 Riverfront Boulevard

Elmwood Park, New Jersey 07407

Attention:	General Counsel and Secretary
Facsimile:	(201) 703-4170

with copies to:

Sealed Air Corporation

200 Riverfront Boulevard

Elmwood Park, New Jersey 07407

Attention:	Chief Financial Officer
Facsimile:	(201) 703-4170

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Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, New York 10036

Attention:	Laura A. Kaufmann Belkhayat
Adam G. Waitman
Facsimile:	(212) 735-2000

[Signature Page to Questionnaire]